Exhibit 99

Contact:      Jill Schmidt                              Kleyton Parkhurst, SVP
              S&S Public Relations                                  ePlus inc.
              jills@sspr.com                              kparkhurst@eplus.com
              --------------                              --------------------
              847-955-0700 ext. 227                               703-709-1924

                 ePLUS TO EXPAND CUSTOMER BASE WITH ACQUISITION
                    OF MANCHESTER TECHNOLOGIES' IT BUSINESSES

      Acquisition strengthens ePlus' IT fulfillment, software development, and consulting services offerings

HERNDON, VA, May 28, 2004 - ePlus inc. (Nasdaq NM: PLUS - news) announced today that it has purchased the IT fulfillment, professional services, and software development and consulting service businesses of Manchester Technologies, Inc. (NASD NM: MANC). The agreement will immediately expand ePlus' customer base and geographic reach with the addition of established regional offices in metropolitan New York, South Florida, and the Baltimore area. The acquisition also expands ePlus' professional services team and will provide additional opportunities to sell ePlus' Enterprise Cost Management solutions to the newly acquired customer base.

The transaction closed on May 28, 2004, and involved the assumption of certain real estate leases and other liabilities as well as cash consideration. ePlus obtained customer lists and contracts, fixed assets, software, and will hire certain Manchester Technology personnel.

ePlus also acquired the assets of Manchester Software, a Rochester, NY-based division which provides enterprise software development and operations consulting. ePlus plans to offer the expertise of the software consulting group to its existing clients as well as utilize their talents internally for ongoing development.

"This acquisition gives us an established presence in key new markets and adds valuable customer relationships," said Phillip G. Norton, chairman, president and CEO of ePlus. "At the same time, it gives us access to this customer base to offer ePlus software and services as a solution for their electronic procurement, content management and asset management needs."

About Manchester Technologies, Inc.

Manchester Technologies, Inc. is a single-source solutions provider specializing in display technology, and, prior to the transactions referenced in this release, hardware and software procurement, custom networking, security, IP telephony, remote management, application development/e-commerce, storage, enterprise and internet solutions. Manchester offers a complete line of products and peripherals for customer's display technology requirements. More information about the company can be obtained by visiting the company's website located at http://www.e-manchester.com

About ePlus inc.

A leading provider of Enterprise Cost Management, ePlus provides a comprehensive solution to reduce the costs of purchasing, owning, and financing goods and services. ePlus Enterprise Cost Management (eECM) packages business process outsourcing, eProcurement, asset management, product and catalog content management, supplier enablement, strategic sourcing, financial services and document access and collaboration into a single integrated solution, all based on ePlus' leading business application software. Profitable since inception in 1990, the company is headquartered in Herndon, VA, and has more than 30 locations in the U.S. For more information, visit www.eplus.com, call 888-482-1122 or email info@eplus.com.

ePlus, ePlus Enterprise Cost Management, and/or other ePlus products referenced herein are either registered trademarks or trademarks of ePlus inc. in the U.S. and/or other countries. The names of actual companies and products mentioned herein may be the trademarks of their respective owners.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release, which are not historical facts, may be deemed to be "forward-looking statements". Actual and anticipated future results may vary due to certain risks and uncertainties, including, without limitation, the existence of demand for, and acceptance of, our services; our ability to adapt our services to meet changes in market developments; the impact of competition in our markets; the possibility of defects in our products or catalog content data; our ability to hire and retain sufficient personnel; our ability to protect our intellectual property; the creditworthiness of our customers; our ability to raise capital and obtain non-recourse financing for our transactions; our ability to realize our investment in leased equipment; our ability to reserve adequately for credit losses; fluctuations in our operating results; our reliance on our management team; and other risks or uncertainties detailed in our Securities and Exchange Commission filings.